EXHIBIT 10.1



                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT OF LEASE (the "Assignment") is made as of the 30th day of June, 2007, by and between TRIARC COMPANIES, INC. a Delaware corporation, having an office at 280 Park Avenue, New York, New York ("Assignor") and TRIAN FUND MANAGEMENT, L.P., a Delaware limited partnership, having an office at 280 Park Avenue, New York, New York ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, on November 22, 1993, Assignor entered into a Lease (the "Original Lease"), between Hilton Hotels Corporation, as owner ("Lessor"), and Assignor, as tenant, in respect of Apartment 28A at the building known as the Waldorf-Astoria Hotel, located at 301 Park Avenue, New York, New York; and

     WHEREAS, on July 20, 1999, Lessor and Tenant entered into an Amendment and Extension of Lease Agreement, pursuant to which (i) the term of the Original Lease was extended, (ii) Tenant leased Apartment 28J, and (iii) Owner agreed to the combination of Apartment 28A and Apartment 28J into one unit (the Original Lease, as theretofore and thereafter amended, being referred to herein as the "Lease"); and

     WHEREAS,  a copy of the Lease has been  delivered  by Assignor to Assignee;
and

     WHEREAS, pursuant to the Lease, Assignor has deposited with Lessor cash security (the "Security Deposit") in the amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500); and

     WHEREAS, Assignor has agreed to assign the Lease to Assignee upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. Assignor does hereby grant, convey, assign, transfer and set over unto Assignee, its successors and assigns, the Lease for the consideration set forth hereinabove.

     2. Assignee hereby assumes all of the obligations of Assignor under the Lease that shall accrue from and after July 1, 2007. Assignee hereby agrees to indemnify and hold Assignor harmless from and against any and all claims, losses, liabilities, and causes of action arising under the Lease from and after July 1, 2007.

     3. Assignor shall remain liable for all of Assignor's obligations under the Lease that have accrued prior to July 1, 2007. Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all claims, losses, liabilities, and causes of action arising under the Lease prior to July 1, 2007.

     4. Assignor hereby represents and warrants to Assignee that (i) Assignor has good and merchantable title to the Lease; (ii) the undersigned party executing this Assignment on behalf of Assignor is duly authorized to execute this Assignment on behalf of Assignor; (iii) the Lease is the binding obligation of Assignor; (iv) the Lease that was previously delivered by Assignor to Assignee is a true, correct, and complete copy of the Lease; (v) the Lease is in full force and effect, and (vi) Assignor has neither given nor received any notice of default by Assignor or Lessor under the terms of the Lease, and Assignor is not aware of any facts or circumstances constituting a default by Assignor or Lessor under the terms of the Lease.

     5. Assignee shall, on the date hereof, pay to Assignor an amount equal to the Security Deposit, and the Security Deposit shall be held by Lessor for the account of Assignee.

     6. Each party hereto represents and warrants that it has not retained or dealt with any broker, finder, or salesperson in connection with this Assignment of Lease.

     7. This Assignment of Lease shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

     8. This Assignment of Lease may be executed by the parties hereto in several counterparts, all or any of which shall be regarded for all purposes as one original and shall constitute and be one and the same instrument.

     IN WITNESS WHEREOF, Assignor, Assignee, and Lessor have affixed their signatures hereunto to be effective as of the date first set forth above.


                                         ASSIGNOR:

                                         TRIARC COMPANIES, INC.



                                         By: /s/FRANCIS T. MCCARRON
                                             --------------------------
                                             Name: Francis T. McCarron
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                         ASSIGNEE:

                                         TRIAN FUND MANAGEMENT, L.P.



                                         By: /s/PETER W. MAY
                                             ---------------------------
                                             Name: Peter W. May
                                             Title:


Hilton Hotels Corporation, Lessor, hereby consents to the assignment of the Lease to Assignee, acknowledges that from and after the date hereof, the Security Deposit shall be held by Lessor for the account of Assignee as tenant under the Lease, and agrees that Assignor shall be released from any and all liability arising under the Lease from and after the date hereof.


                                         HILTON HOTELS CORPORATION



                                         By: /s/TED RATCLIFF
                                             ----------------------------------
                                             Name: Ted Ratcliff
                                             Title: